UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 10, 2013

HI-TECH PHARMACAL CO., INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware

 (State or Other Jurisdiction of Incorporation)

No. 0-20424	11-2638720
(Commission File Number)	(IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York	11701
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-8228

 (Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 10, 2013 Hi-Tech Pharmacal Co., Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended October 31, 2013.

A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in Item 2.02 and Item 9.01 shall be deemed to be furnished to the Securities and Exchange Commission but not filed and shall not be deemed incorporated by reference into any filings by the Company under the Securities Act of 1933, as amended, unless the Company expressly states otherwise in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
Exhibit 99.1	Press Release dated December 10, 2013 of Hi-Tech Pharmacal Co., Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2013	HI-TECH PHARMACAL CO., INC.

/s/ David S. Seltzer
	Name:	David S. Seltzer
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated December 10, 2013 of Hi-Tech Pharmacal Co., Inc.